FOUR OAKS BANK AND TRUST COMPANY
                             SUPPLEMENTAL EXECUTIVE
                                 RETIREMENT PLAN





                                AYDEN R. LEE, JR.





                         Effective as of January 1, 1998

                        FOUR OAKS BANK AND TRUST COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                AYDEN R. LEE, JR.


                                    ARTICLE I
                                  INTRODUCTION

        1.1 IN GENERAL. This Plan is an optional deferred compensation plan that is intended to provide supplemental retirement benefits to Ayden R. Lee, Jr., President of Four Oaks Bank and Trust Company ("Participant") to encourage Participant to remain as an employee of Four Oaks Bank and Trust Company (the "Bank") and to reward him for contributing materially to the success of the Bank. The Plan shall be construed and interpreted for purposes of the Code and ERISA as an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of ERISA Section 201(2).

        1.2 NAME. This Plan shall be known as the Four Oaks Bank and Trust Company Supplemental Executive Retirement Plan (herein referred to as the "Plan").

        1.3 EFFECTIVE DATE.  The Plan is effective as of January 1, 1998.


                                   ARTICLE II
                                   DEFINITIONS

        2.1 "ACCOUNT BALANCE" means the estimated account balance in the Participant's 401(k) plan sponsored by the Company. The estimation assumes that the Participant will contribute to the Company's 401(k) plan the minimum amount necessary at the last day of each year to receive the maximum matching contribution from the Company for that year. This account balance is accumulated each year using the interest rate prescribed for employee contributions under
Section 411(c)(2)(C)(iii) of the Internal Revenue Code, as of the first day of the plan year. For purposes of this Plan, Participant's Account Balance as of January 1, 1998, was $ 228,372, to which contributions and earnings will be added. It is understood and agreed to by the parties that on any given date after the Effective Date, the Account Balance likely will not be the same amount as the actual dollar amount of the Participant's account balance in the 401(k) plan sponsored by the Company.

        2.2 "ACTUARIAL EQUIVALENCE" means present values calculated using the interest rate on 30-year treasury securities for the month prior to the first day of the plan year, as prescribed by the Retirement Protection Act of 1994, and the 1983 Group Annuity Mortality Tables used for lump sum purposes under the Retirement Protection Act of 1994.

        2.3 "ACT" means the Employee Retirement Income Security Act of 1974 as it may be amended from time to time.

        2.4 "AVERAGE ANNUAL COMPENSATION" means the annual average of the Compensation received by Participant during his three (3) consecutive years of Service with respect to which the Participant receives the highest Compensation that occurs within his five (5) years of Service immediately preceding his Retirement or earlier termination of employment, or if less, the number of complete calendar years during his period of participation.

        2.5 "BENEFICIARY" means such person designated by the Participant in a written instrument filed with the Board to receive any death benefit that is payable under this Plan. In the event no valid designation Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his spouse or, if there is no surviving spouse, to his estate.

        2.6 "BOARD" means the Board of Directors of Four Oaks Bank and Trust Company.

        2.7 "CHANGE IN CONTROL" means, for purposes of this Plan, that a change shall have occurred upon any purchase, assignment, merger, consolidation, pledge or transfer of any kind (e.g., voluntary, involuntary or by operation of law) of the voting securities of the Company, or an increase in percentage of ownership of the Company resulting from a redemption of voting securities (any of the foregoing transactions hereinafter referred to as an "Acquisition") if, after the Acquisition, (i) the acquiring party (or parties acting in concert) owns, controls, or holds the power to vote fifty percent (50%) or more of any class of voting securities of the Company, (ii) the Company is not the surviving entity and immediately after the Acquisition, the acquiring party (or parties acting in concert) owns, controls, or holds the power to vote fifty percent (50%) or more of any class of voting securities of the of the surviving entity, or (iii) the directors of the Company immediately prior to the Acquisition constitute less than a majority of the Board of Directors of the surviving entity.

        2.8 "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statue thereof, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time.

        2.9 "COMPANY" means Four Oaks Bank and Trust Company, a North Carolina banking corporation with its principal office in the State of North Carolina, or any company or organization that (i) succeeds Four Oaks Bank and Trust Company by merger or consolidation, or (ii) acquires substantially all of the operating assets of Four Oaks Bank and Trust Company.

        2.10 "COMPENSATION" means the total compensation paid by the Company to the employee during any plan year for services performed that would otherwise be includible in gross income. Compensation taken into account for this purpose shall be the compensation paid to the employee prior to any reduction under (i) a salary reduction agreement entered into by the Participant pursuant to a plan maintained by the Company that qualifies under Section 401(k) of the Code, or
(ii) a salary reduction agreement entered into by the Participant pursuant to a plan maintained by the Company that qualifies under Section 125 of the Code.

        2.11 "EARLY RETIREMENT DATE" means the first day of the month (prior to the Normal Retirement Date) coinciding or next following the date on which the Participant or former Participant attains his 55th birthday (Early Retirement
Age).

        2.12 "EMPLOYER" means the Company, and any entity required to be aggregated with the Company by Sections 414(b),(c),(m), or (o) of the Code.

        2.13 "401(K) OFFSET BENEFIT" means the Account Balance as of the date of retirement or other termination of employment, divided by the present value of one dollar paid at the beginning of each year for the Participant's lifetime, determined as of the date of retirement or termination, as the case may be, using the definition of Actuarial Equivalence, as set forth in Section 2.2 of this Plan.

        2.14 "NORMAL FORM OF PAYMENT" means a monthly annuity payable for the Participant's lifetime, to be paid to the Participant, or, in the case of the Participant's death, his named beneficiary or estate.

        2.15 "NORMAL RETIREMENT DATE" means the first day of the month coinciding or next following the Participant's Normal Retirement Age (65th birthday).

        2.16 "PARTICIPANT" means Ayden R. Lee, Jr.

        2.17 "PLAN" means this instrument, including all amendments thereto.

        2.18 "SERVICE" means the Participant's period of employment with the Company, measured in years and completed months, beginning not earlier than the effective date of this Plan.

        2.19 "SOCIAL SECURITY BENEFIT" means the annual Primary Insurance Amount estimated to be payable to the Participant at age 65 under the Federal Social Security Act assuming continued Compensation to age 65 after retirement or termination and projected prior Compensation based on a estimated wage history projected backwards utilizing changes in average wages from year to year as determined by the Social Security Administration. It is understood and agreed to by the parties that in certain circumstances, the Social Security Benefit may result in an offset in benefits payable to the Participant under the terms of this Plan, even though the Participant may not yet have reached the age to receive an actual social security benefit payment from the Social Security Administration.

        2.20 "VESTED" means that the benefit payable under this Plan with respect to the Participant is nonforfeitable.

                                   ARTICLE III
                              DEFERRED COMPENSATION

        3.1 NORMAL RETIREMENT. Upon retirement on or after his Normal Retirement Age, the Employer shall pay Participant an annual supplemental retirement benefit (which benefit is herein called his Normal Retirement Benefit), subject to Section 3.7, equal to the sum of seventy-five percent (75%) of the Participant's Average Final Compensation reduced by Participant's (i) 401(k) Offset Benefit and (ii) Social Security Benefit. Participant shall become fully Vested in his Normal Retirement Benefit upon attaining Normal Retirement Age. The Normal Retirement Benefit shall be payable for the Participant's lifetime, according to the Normal Form of Payment.

        3.2 EARLY RETIREMENT. Upon retirement on or after his Early Retirement Age but prior to his Normal Retirement Date, the Employer shall pay, in lieu of a Normal Retirement Benefit, the Participant an annual supplemental retirement benefit (which benefit is herein called his Early Retirement Benefit), subject to Section 3.7, of a certain percentage of the Normal Retirement Benefit, to be determined as follows:

                Age at Retirement                Early Retirement Benefit as a
                                                 Percentage of Normal Retirement

                      55                                   58%
                      56                                   64%
                      57                                   70%
                      58                                   76%
                      59                                   82%
                      60                                   88%
                      61                                   94%
                      62                                  100%
                      63                                  100%
                      64 or older                         100%

The Early Retirement Benefit shall be payable, according to the Normal Form of Payment, in monthly installments commencing on the first day of the month following the Participant's retirement on or after his Early Retirement Date and continuing monthly thereafter for the life of the Participant.

        3.3 DEFERRED VESTED BENEFIT. Upon termination of employment from the Employer at any time before age 55 (for any reason other than death, Disability as defined in Section 3.5 or a Change in Control, as defined in Section 3.6), the Participant shall not be entitled to any benefits under this Plan.

        3.4 DEATH BENEFIT. If the Participant dies before the commencement of the payment of benefits payable under Sections 3.1, 3.2, or 3.5, the Employer shall pay to his Beneficiary a death benefit (which benefit is herein called his Pre-retirement Survivor Benefit). An annual vested benefit is calculated in the same manner as the Normal Retirement Benefit, but using the Average Annual Compensation, 401(k) Offset Benefit and Social Security Benefit as of the date of death, multiplied by the ratio of the Participant's Service as of the date of death over the Participant's projected Service at Normal Retirement Date. If the participant was eligible to retire at the date of death, in no event shall the annual vested benefit be less than what the Participant would have received if he had retired as of the date of his death. The annual vested benefit as described above in this Section 3.4 shall then be converted to a lump sum by multiplying the annual vested benefit by the present value of one dollar paid at the beginning of each year for the Participant's life expectancy, determined immediately before the Participant's death, using the Actuarial Equivalence definition as stated in Section 2.2 of this Plan. The lump sum amount so determined is hereafter referred to as the Pre-retirement Survivor Benefit, and shall be paid to the Participant's Beneficiary in 60 equal monthly installments, including interest, at an interest rate determined by reference to Section 2.2 of this Plan. Such monthly payments shall commence on the first day of the second month following the date of the Participant's death.

        If the Participant dies after the commencement of the payment of benefits payable under Sections 3.1, 3.2, or 3.5, the Employer shall pay to his Beneficiary a death benefit (which benefit is herein called his Survivor Benefit) equal to the annual vested benefit payable to the Participant immediately prior to his death, multiplied by the present value of one dollar paid at the beginning of each year for the Participant's life expectancy, determined immediately before the Participant's death, using the Actuarial Equivalence definition as stated in Section 2.2 of this Plan. The lump sum amount hereafter referred to as the Survivor Benefit, so determined shall be paid to the Participant's Beneficiary in 60 equal monthly installments, including interest, at an interest rate determined by reference to Section 2.2 of this Plan. Such monthly payments shall commence on the first day of the second month following the date of the Participant's death.

        3.5 BENEFIT PAYABLE ON DISABILITY. In the event of the Participant's total and permanent disability, a disability benefit shall be payable from this Plan. The annual disability retirement benefit shall be calculated in the same manner as the Normal Retirement Benefit, but using the Participant's Average Annual Compensation, 401(k) Offset Benefit and Social Security Benefit as of the date of disability, multiplied by the ratio of the Participant's Service as of the date of disability over the Participant's projected Service at Normal Retirement Date. If the Participant was eligible to retire at the date of disability, in no event shall this disability benefit be less than what the Participant would have received if he had retired at the date of disability instead. A monthly amount (equal to 1/12th of the annual disability retirement benefit) shall be payable as an annuity under the Normal Form of Payment, with such payments to commence on the first day of the second month following the month in which the Participant became disabled.

        3.6 BENEFIT PAYABLE ON CHANGE IN CONTROL. If a Change in Control, as defined in Section 2.7 occurs and Participant's employment with the Employer terminates within twenty-four (24) months thereafter for any reason (other than termination for cause by Employer), a vested benefit shall be payable from this Plan. The annual vested benefit is calculated in the same manner as the Normal Retirement Benefit, but using the Average Annual Compensation, 401(k) Offset Benefit and Social Security Benefit as of the date of vesting, multiplied by the ratio of the Participant's Service as of the date of vesting over the Participant's projected Service at Normal Retirement Date. If the participant was eligible to retire at the date of vesting, in no event shall this vested benefit be less than what the Participant would have received if he had retired at the date of vesting instead. The annual vested benefit shall be converted to a lump sum by multiplying the annual vested benefit by the present value of one dollar paid at the beginning of each year for the Participant's life expectancy, using the Actuarial Equivalence definition as stated in Section 2.2 of this Plan. The lump sum amount, as so determined, shall be paid to the Participant within 30 days after Participant's employment terminates as described above.

        3.7 LIMITATION ON BENEFITS. Notwithstanding anything in this Plan to the contrary, the maximum annual benefit payable under this Plan shall not exceed $50,000 per year, payable at the Normal Retirement Age. If, prior to the Participant's Normal Retirement Age, a benefit is or becomes payable because of the Participant's death, a Change in Control, the Participant's disability, or on or after the Participant attains Early Retirement Age, the benefit payable to the Participant shall be determined as follows: The maximum life annuity of $50,000 per year at Normal Retirement Age shall be reduced 5% per year for each year (up to a maximum 10 year reduction) that the benefit becomes payable prior to the Participant's Normal Retirement Age, so that the annual benefit at age 55 (or earlier age in the event of death, disability or Change in Control) shall be based upon a life annuity not to exceed $25,000 per year.

        To the extent a single lump sum payment is made involving one of the above contingencies, the single lump sum payment shall not exceed the present value of the maximum life annuity payable as given above, using the definition of Actuarial Equivalence, as set forth in Section 2.2 of this Plan.


                                   ARTICLE IV
                                  MISCELLANEOUS

        4.1 INDEMNIFICATION OF BOARD. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Board or Committee shall be indemnified by the Employer against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceedings, or in connection with any appeal therein, to which they or any of them may be a part by reason of any action taken in connection with this Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit, or proceeding a Board or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

        4.2 AMENDMENTS. The Company may from time to time amend or terminate, in whole or in part, any or all of the provisions of the Plan; provided, however, no such action shall adversely affect the existing or future rights or interests of any Participant under this Plan without his written consent. Any such action shall be adopted by formal action of the Board and executed by an officer, director, or person authorized to act on behalf of the Company.

        4.3 NONALIENATION. Except insofar as applicable law may otherwise require and with respect to the designation of a Beneficiary upon death, (i) no amount payable to or in respect of any Participant at any time shall be subject in any manner to alienation by such Participant or Beneficiary by anticipation, sale, transfer, assignment, bankruptcy, pledges, attachment, charge, or encumbrance of any kind, any attempt to so alienate, sell transfer, assign, pledge, attach, charge, or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (ii) the Employer shall in no manner be liable for or subject to the debts, liabilities, contracts, engagements, or torts of any Participant or Beneficiary.

        4.4 EMPLOYMENT RELATIONSHIP. Nothing contained in this Plan shall be deemed to give any Participant or employee the right to be retained in the service of the Employer, or to interfere with the right of the Employer to discharge any Participant or employee at any time regardless of the effect which such discharge shall have upon him as the Participant under this Plan.

        4.5 PARTICIPATION IN OTHER EMPLOYEE BENEFIT PLANS. Nothing contained in this Plan shall in any manner modify, impair, or affect the existing or future rights or interests of any Participant (i) to receive any employee benefits to which he would otherwise be entitled, or (ii) to participant in any present or future "employee benefit plan" (as defined in Section 3(3) of the Act) of the Employer. Any deferred compensation payable under this Plan shall not be deemed salary or other compensation to any Participant for the purpose of computing benefits to which he may be entitled under any "employee benefit plan" of the Employer.

        4.6 RELATIONSHIP. Notwithstanding any other provision of this Plan, this Plan and action taken pursuant to it shall not be deemed or construed to establish a trust or fiduciary relationship of any kind between or among the Corporation, Participant, beneficiaries, or any other persons. The Plan is intended to be unfunded for purposes of the Code and ERISA. The right of Participant and beneficiaries to receive payment of deferred compensation is strictly a contractual right to payment, and this Plan does not grant nor shall it be deemed to grant Participant, beneficiaries, or any other person any interest in or right to any of the funds, property, or assets of the Corporation other than as an unsecured general creditor of the Corporation.

        4.7 CONSTRUCTION OF PLAN. This Plan shall be construed and enforced according to the laws of the State of North Carolina and, to the extent applicable, federal law. Whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply. The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

        IN WITNESS WHEREOF, this Plan has been executed as of the 1st day of January, 1998.


FOUR OAKS BANK AND TRUST COMPANY


BY:  /s/ Wanda J. Blow
     ----------------------------------
     Corporate Secretary

PARTICIPANT

/s/ Ayden R. Lee, Jr.
----------------------------------------
Ayden R. Lee, Jr.


                                                                                                                 Exhibit A

                                      Normal Retirement Benefit - Age 65

A. Lee SERP projection            Bonus Percentage           10.00%            Age 65 retirement assumed
Four Oaks Bank & Trust            Deferral Percentage         6.00%            Annuity is life annuity at 7.25%/GAM83
                                  Accumulation Rate           7.25%
                                  Salary Scale                5.00%
                                  Gross SERP Percentage      75.00%
                                  Matching Percentage         5.50%
                                  Life Annuity at age 65    9.08634



Year    Age    Base Comp    Total Comp      FAE3     Gross SERP     Soc Sec
  1997   48      135,582
  1998   49      142,362       156,598
  1999   50      149,480       164,428
  2000   51      158,964       172,649
  2001   52      164,801       181,281     164,558
  2002   53      173,041       190,248     112,786
  2003   54      181,693       199,863     181,426
  2004   55      190,778       209,856     190,497
  2005   56      200,317       220,349     200,021
  2006   57      210,333       231,366     210,023
  2007   58      220,859       242,935     220,524
  2008   59      231,892       255,081     231,550
  2009   60      243,487       267,836     243,127
  2010   61      255,681       281,227     255,284
  2011   62      268,444       295,288     268,048
  2012   63      281,856       310,053     281,450
  2013   64      295,960       325,556     295,523
  2014   65                                310,299     232,724       31,055





                    Elective         Matching
401(k) Bal        Def Contrbs        Contrbs       Interest Acc       401(k) EOY

   228,372              9,396          8,613             16,557          262,938
   262,938              9,866          9,044             19,063          300,910
   300,910             10,359          9,496             21,816          342,580
   342,580             10,877          9,970             24,837          388,265
   388,265             11,421         10,469             28,149          438,304
   438,304             11,992         10,992             31,777          493,085
   493,065             12,591         11,542             35,747          552,946
   552,946             13,221         12,119             40,089          618,374
   618,374             13,882         12,725             44,832          689,814
   689,814             14,576         13,361             50,011          767,783
   767,763             15,305         14,029             55,863          852,780
   852,760             16,070         14,731             61,825          945,386
   945,386             16,874         15,467             62,540        1,046,288
 1,046,268             17,717         16,241             75,864        1,158,080
 1,158,080             18,803         17,053             83,816        1,275,552
 1,275,552             19,533         17,906             92,478        1,405,468
 1,405,468


                                       Gross SERP Benefit           232,724
                                       Less Social Security         (31,055)
                                       Less 401(k) Annuity         (154,679)
                                                                   --------
                                       Net SERP Benefit              46,990

                                                                                                  Exhibit B


                                        Early Retirement Benefits
                                            (Example: Age 58)


A. Lee SERP projection            Bonus Percentage           10.00%            Age 58 retirement assumed
Four Oaks Bank & Trust            Deferral Percentage         6.00%            Annuity is life annuity at 7.25%/GAM83
Age 58 Retirement                 Accumulation Rate           7.25%            Cost of Living Increase          4.00%
                                  Salary Scale                5.00%            Interest Rate for Obligations    7.25%
                                  Gross SERP Percentage      75.00%
                                  Matching Percentage         5.50%
                                  Age 58 Life Annuity      10.56932




Year    Age    Base Comp    Total Comp      FAE3     Gross SERP     Soc Sec
 1997   48       135,582       149,141
 1998   49       142,362       156,598     142,152      106,614      16,581
 1999   50       149,480       164,428     149,259      111,944      17,244
 2000   51       156,954       172,649     156,722      117,542      17,933
 2001   52       164,801       181,281     164,558      123,419      18,651
 2002   53       173,041       190,346     172,786      129,590      19,397
 2003   54       181,693       199,863     181,425      136,069      20,173
 2004   55       190,778       209,856     190,497      142,872      20,980
 2005   56       200,317       220,349     200,021      150,016      21,819
 2006   57       210,333       231,366     210,023      157,517      22,692
 2007   58                                 220,524      165,393      23,599


                    Elective         Matching
401(k) Bal        Def Contrbs        Contrbs       Interest Acc       401(k) EOY

   228,372              9,396           8,613            16,557          262,938
   262,938              9,866           9,044            19,063          300,916
   300,910             10,359           9,496            21,816          342,580
   342,580             10,877           9,970            24,837          388,265
   388,265             11,421          10,469            28,149          438,304
   438,304             11,992          10,992            31,777          493,065
   493,065             12,591          11,542            35,747          552,946
   552,946             13,221          12,119            40,089          618,374
   618,374             13,882          12,725            44,832          689,814
   689,814

       76% Early Retirement Factor


                                  Adj - Gross SERP Benefit           125,698
                                        Less Social Security         (23,599)
                                        Less 401(k) Annuity          (65,266)
                                                                    --------
                                        Net SERP Benefit              36,834



Calculations:
----------------
Gross SERP Benefit                    = $165,393
Age 58 Early Retirement Factor        = 76%

Adj. Gross SERP Benefit               = $125,698
     (165,393 x .76)


                                                                                       Exhibit C

                                                Death Benefit
                                              (Example: Age 58)


A. Lee SERP projection            Bonus Percentage           10.00%            Age 58 death assumed
Four Oaks Bank & Trust            Deferral Percentage         6.00%            Annuity is life annuity at 7.25%/GAM83
Age 58 Death                      Accumulation Rate           7.25%            Cost of Living Increase          4.00%
                                  Salary Scale                5.00%            Interest Rate for Obligations    7.25%
                                  Gross SERP Percentage      75.00%
                                  Matching Percentage         5.50%
                                  Age 58 Life Annuity      10.56932



Year    Age    Base Comp    Total Comp      FAE3     Gross SERP     Soc Sec
 1997   48       135,582       149,141
 1998   49       142,362       156,598     142,152      106,614      16,581
 1999   50       149,480       164,428     149,259      111,944      17,244
 2000   51       156,954       172,649     156,722      117,542      17,933
 2001   52       164,801       181,281     164,558      123,419      18,651
 2002   53       173,041       190,346     172,786      129,590      19,397
 2003   54       181,693       199,863     181,425      136,069      20,173
 2004   55       190,778       209,856     190,497      142,872      20,980
 2005   56       200,317       220,349     200,021      150,016      21,819
 2006   57       210,333       231,366     210,023      157,517      22,692
 2007   58                                 220,524      165,393      23,599



                    Elective         Matching
401(k) Bal        Def Contrbs        Contrbs       Interest Acc       401(k) EOY

   228,372              9,396           8,613            16,557          262,938
   262,938              9,866           9,044            19,063          300,910
   300,910             10,359           9,496            21,816          342,580
   342,580             10,877           9,970            24,837          388,265
   388,265             11,421          10,469            28,149          438,304
   438,304             11,992          10,992            31,777          493,065
   493,065             12,591          11,542            35,747          552,946
   552,946             13,221          12,119            40,089          618,374
   618,374             13,882          12,725            44,832          689,814
   689,814


                                            9  Years at age 58
                                           16  Years at NRD

                                         Gross SERP Benefit           165,393
                                         Less Social Security         (23,599)
                                         Less 401(k) Annuity          (65,266)
                                                                     --------
                                         Net SERP Benefit              76,528
                                                                         56% Service Ratio
                                         Final SERP Benefit            43,047



Calculations:
-----------------
$43,047 Annual Benefit
10.56932 Annuity Factor

$43,047 x 10.56932 = $454,978. Total Benefit

$454,978
--------
60 months = $9008.45 monthly installments

                                                                                       Exhibit D



                                           Benefits payable on Disability
                                                (Example: Age 58)



A. Lee SERP projection            Bonus Percentage           10.00%            Age 58 disability assumed
Four Oaks Bank & Trust            Deferral Percentage         6.00%            Annuity is life annuity at 7.25%/GAM83
Age 58 Disability                 Accumulation Rate           7.25%            Cost of Living Increase          4.00%
                                  Salary Scale                5.00%            Interest Rate for Obligations    7.25%
                                  Gross SERP Percentage      75.00%
                                  Matching Percentage         5.50%
                                  Age 58 Life Annuity      10.56932




Year    Age    Base Comp    Total Comp      FAE3     Gross SERP     Soc Sec
 1997   48       135,582       149,141
 1998   49       142,362       156,598     142,152      106,614      16,581
 1999   50       149,480       164,428     149,259      111,944      17,244
 2000   51       156,954       172,649     156,722      117,542      17,933
 2001   52       164.801       181,281     164,558      123,419      18,651
 2002   53       173,041       190,346     172,786      129,590      19,397
 2003   54       181,693       199,863     181,425      136,069      20,173
 2004   55       190,778       209,856     190,497      142,872      20,980
 2005   56       200,317       220,349     200,021      150,016      21,819
 2006   57       210,333       231,366     210,023      157,517      22,692
 2007   58                                 220,524      165,393      23,599

                    Elective         Matching
401(k) Bal        Def Contrbs        Contrbs       Interest Acc       401(k) EOY

   228,372              9,396           8,613            16,557          262,938
   262,938              9,866           9,044            19,063          300,910
   300,910             10,359           9,496            21,816          342,580
   342,580             10,877           9,970            24,837          388,265
   388,265             11,421          10,469            28,149          438,304
   438,304             11,992          10,992            31,777          493,065
   493,065             12,591          11,542            35,747          552,946
   552,946             13,221          12,119            40,089          618,374
   618,374             13,882          12,725            44,832          689,814
   689,814
                                           9 Years at age 58
                                          16 Years at NRD
                                         Gross SERP Benefit           165,393
                                         Less Social Security         (23,599)
                                         Less 401(k) Annuity          (65,266)
                                                                     --------
                                         Net SERP Benefit              76,528
                                                                         56% Service Ratio
                                         Final SERP Benefit            43,047

Calculations:
---------------
58  -  49
---------
65  -  49 x 100 = 56% Service Ratio

Annual Benefit = $43,047.00

Monthly Benefit = $3,587.25


                                                                                                  Exhibit E


                                              Benefits payable on Change In Control
                                                       (Example:  Age 52)



A. Lee SERP projection            Bonus Percentage           10.00%            Age 52 Termination Due to Change of Control Assumed
Four Oaks Bank & Trust            Deferral Percentage         6.00%            Annuity is life annuity at 7.25%/GAM83
Age 52 Termination                Accumulation Rate           7.25%            Cost of Living Increase          4.00%
                                  Salary Scale                5.00%            Interest Rate for Obligations    7.25%
                                  Gross SERP Percentage      75.00%
                                  Matching Percentage         5.50%
                                  Age 52 Life Annuity      11.54536




Year    Age    Base Comp    Total Comp      FAE3     Gross SERP     Soc Sec
 1997   48       135,582       149,141
 1998   49       142,363       156,598     142,152      106,614      16,581
 1999   50       149,480       164,428     149,259      111,944      17,244
 2000   51       156,954       172,649     156,722      117,542      17,933
 2001   52                                 164,558      123,419      18,651

                    Elective         Matching
401(k) Bal        Def Contrbs        Contrbs       Interest Acc       401(k) EOY
   228,372              9,396           8,613            16,557          262,936
   262,938              9,866           9,044            19,063          300,910
   300,910             10,359           9,496            21,816          342,580
   342,580

Note:                                  Gross SERP Benefit           123,419                3 Years at age 52
                                       Less Social Security         (18,651)              16 Years at NRD
Assume Change In Control               Less 401(k) Annuity          (29,673)
at Age 52.                                                          --------
                                       Net SERP Benefit              75,095
                                                                       19% Service Ratio
                                       Final SERP Benefit            14,080



Calculation:
--------------
$14,080 x 11.54536 = $162,559   Lump Sum Equivalent

                                                                                            Exhibit F


                                                     Early Retirement Age
                                                      (Example: Age 61)

A. Lee SERP projection            Bonus Percentage           10.00%            Age 61 retirement assumed
Four Oaks Bank & Trust            Deferral Percentage         6.00%            Annuity is life annuity at 7.25%/GAM83
Age 61 Retirement                 Accumulation Rate           7.25%            Cost of Living Increase          4.00%
                                  Salary Scale                5.00%            Interest Rate for Obligations    7.25%
                                  Gross SERP Percentage      75.00%
                                  Matching Percentage         5.50%
                                  Age 61 Life Annuity         9.977



Year    Age    Base Comp    Total Comp      FAE3     Gross SERP     Soc Sec
 1997   48       135,582       149,141
 1998   49       142,362       156,598     142,152      106,614      16,581
 1999   50       149,480       164,428     149,259      111,944      17,244
 2000   51       156,954       172,649     156,722      117,542      17,933
 2001   52       164,801       181,281     164,558      123,419      18,651
 2002   53       173,041       190,346     172,786      129,690      19,397
 2003   54       181,693       199,863     181,425      136,069      20,173
 2004   55       190,778       209,858     190,497      142,872      20,980
 2005   56       200,317       220,349     200,021      150,016      21,819
 2006   57       210,333       231,366     210,023      157,517      22,692
 2007   58       220,850       242,935     220,524      165,393      23,599
 2008   59       231,892       255,081     231,550      173,662      24,543
 2009   60       243,487       267,835     243,127      182,346      25,525
 2010   61                                 255,284      191,463      26,546

                   Elective         Matching
401(k) Bal        Def Contrbs        Contrbs       Interest Acc       401(k) EOY

  228,372              9,396          8,613             16,557          262,938
  262,938              9,866          9,044             19,063          300,910
  300,910             10,359          9,496             21,816          342,580
  342,580             10,877          9,970             24,837          388,265
  388,265             11,421         10,469             28,149          438,304
  438,304             11,992         10,992             31,777          493,085
  493,065             12,591         11,542             35,747          552,946
  552,946             13,221         12,119             40,089          618,374
  618,374             13,882         12,725             44,832          689,814
  689,814             14,576         13,361             50,011          767,783
  767,763             15,305         14,029             55,663          852,780
  852,780             16,070         14,731             61,825          945,386
  945,386

                                      Gross SERP Benefit           179,975
                                      Less Social Security         (26,546)
                                      Less 401(k) Annuity          (94,757)
                                                                   --------
                                      Net SERP Benefit              58,673
                                    * Adj. Net Benefit              50,000


      94% Early Retirement Factor

* See paragraph 3.7 Limitation on Benefits.

                                                                       Exhibit G
FOUR OAKS BANK AND TRUST
A. LEE PROJECTED SERP EXPENSE



YEAR    EXPENSE

 1998     9,339
 1999    10,693
 2000    12,195
 2001    13,858
 2002    15,698
 2003    17,732
 2004    19,978
 2005    22,457
 2006    25,191
 2007    28,202
 2008    31,518
 2009    35,166
 2010    39,178
 2011    43,587
 2012    48,429
 2013    53,744




Expense is true FAS 87 basis, using attribution method.

Expense in all cases is equal to current year's accrual cost plus interest on the unfunded obligation from prior years.

The discount rate is 7.25 percent per year.
The salary increase assumption is 5.00 percent per year.


                             REVISED--April 10, 1998

                              PROFORMA STATEMENT


FOUR OAKS BANK AND TRUST
A. LEE PROJECTED SERP EXPENSE



YEAR    EXPENSE

 1998     9,339
 1999    10,693
 2000    12,195
 2001    13,858
 2002    15,698
 2003    17,732
 2004    19,978
 2005    22,457
 2006    25,191
 2007    28,202
 2008    31,518
 2009    35,166
 2010    39,178
 2011    43,587
 2012    48,429
 2013    53,744




Expense is true FAS 87 basis, using attribution method.

Expense in all cases is equal to current year's accrual cost plus interest on the unfunded obligation from prior years.

The discount rate is 7.25 percent per year.
The salary increase assumption is 5.00 percent per year.


                             REVISED--April 10, 1998